Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and contingencies
Commitments and contingencies

20. Commitments and contingencies

Operating Leases Agreements

        The Group leases office space and certain equipment under non-cancellable operating lease agreements that expire at various dates through December 2020. Those lease agreements provide for periodic rental increases based on both contractual incremental rates and inflation rates adjustments over the leased periods. During the three years ended December 31, 2012, 2013 and 2014, the Company incurred rental expenses amounting to $7,500,451, $13,683,638 and $26,648,363, respectively.

        As of December 31, 2014, minimum lease payments under all non-cancellable leases were as follows:

$
Year ending December 31, 2015	37,404,447
Year ending December 31, 2016	33,212,335
Year ending December 31, 2017	27,455,079
Year ending December 31, 2018	26,415,106
Year ending December 31, 2019	22,378,306
Over December 31, 2019	23,500,697

Total minimum lease payments	170,365,970

Purchase commitment

        In connection with the acquisition, the Company and a subsidiary of Lefeng have entered into framework supply agreements with a PRC affiliate of Ovation, pursuant to which Ovation's PRC affiliate agreed to supply cosmetics, apparel, healthcare products, food and other consumer products developed under Ovation's proprietary brands exclusively to the Company for sale to consumers through vip.com,  lefeng.com and other third-party websites. If the company's sales of Ovation products to consumers through vip.com,  lefeng.com and other third-party websites in 2014 are less than RMB900 million (US$148.7 million), the Company would be required to purchase additional products from Ovation to the extent of the shortfall. The Company would be entitled to sales rebates depending on the amount of sales achieved for Ovation's proprietary brands after such sales exceed RMB900 million (US$148.7 million). These framework supply agreements were terminated by the parties thereof in January 2015.

Capital commitment

        As of December 31, 2014, the Group had contracted for capital expenditures of $85,420,678.

Contingencies

        The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal proceeding to which the Group is a party will have a material effect on its business, results of operations or cash flows.

        The Group has not made adequate social welfare payments as required under applicable PRC labor laws. Accrual for the amounts under-paid has been made in the reported periods and amounted to $2,954,756 and $4,417,250 as of December 31, 2013 and 2014, respectively. However, accruals for the interest on underpayments and penalties that may be imposed by the relevant PRC government authorities have not been made in the financial statements as management considered that it is not probable the relevant PRC government authorities will impose any significant interests or penalties.